UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2009

                        RainEarth Inc.
(formerly Gold Rock Resources, Inc.)

 (Exact Name of Registrant as Specified in Charter)

Nevada

  (State or Other Jurisdiction of Incorporation)

000- 52758

  (Commission File Number)

N/A

 (I.R.S. Employer Identification No.)

5A-56, No.21 Building, WuYi Garden,
TongZhou District, Beijing,
China, 101100

 (Address of Principal Executive Offices) (Zip Code)

86-10- 89529187

  (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

The Registrant disclosed that it changed its name to RainEarth Inc. on March 27, 2009, which will be more consistent with its business activities in the Hollow Fiber Mambrane Material Application industries in China.  In connection with the name change, NASDAQ awarded the Registrant with a new trading symbol of “RNER,” effective May 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Rock Resources Inc.

Date: May 20, 2009	By:	/s/ Zhu, YongFu
Zhu, YongFu
President, Principal Executive Officer and a Member of the Board of Directors